Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 14 — Commitments and Contingencies

Operating Leases

The Company leases office space, certain facilities and other equipment under operating lease agreements that expire at various dates. Future minimum payments under non-cancelable operating leases with initial terms of one year or more as of December 31, 2021 consisted of the following (in thousands):

2022	$1,167
2023	1,158
2024	1,192
2025	1,228
2026	1,265
Thereafter	106
Total Future minimum lease payments	$6,116

Rent expense totaled $765,000 and $234,000 during the years ended December 31, 2021 and 2020, respectively. Certain lease agreements contain escalation clauses, and accordingly, the Company straight-lines the rent expense over the lease term.

Equipment Finance Leases

The finance leases are reported in the current portion of equipment loans payable and equipment loans payable, net of current portion on our consolidated balance sheets. Future minimum payments under equipment finance leases with initial terms of generally one year or more as of December 31, 2021 consisted of the following (in thousands):

2022	$482
2023	442
2024	386
2025	401
2026	339
Thereafter	27
Total Future minimum lease payments	$2,077

Legal Contingencies

Legal claims may arise from time to time in the normal course of business, the results of which may have a material effect on the Company’s accompanying consolidated financial statements. As of December 31, 2021, the Company was not a party to any legal proceedings, that individually or in the aggregate, are reasonably expected to have a material adverse effect on the Company’s results of operations, financial condition or cash flows.